Other Income and Expenses, Net	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Other Income and Expenses, Net	OTHER INCOME AND EXPENSES, NET
Other income and expenses, net consisted of the following:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
Public funding	201	177	162
Start-up and phase-out costs	(134)	(13)	—
Exchange gain (loss), net	5	15	7
Patent costs	(12)	(8)	(10)
Gain on sale of non-current assets	6	2	5
COVID-19 incremental costs	—	(10)	(19)
Other, net	(11)	(4)	(4)
Total	55	159	141

The Company receives public funding from governmental bodies in several jurisdictions. Public funding is further described in Note 7.
Start-up costs represent costs incurred in the ramp-up phase of the Company’s newly integrated manufacturing facilities, primarily for the new 300mm fab in Agrate, Italy. Phase-out costs are costs incurred during the closing stage of a Company’s manufacturing facility.
Exchange gains and losses, net represent the portion of exchange rate changes on transactions denominated in currencies other than a subsidiary’s functional currency and the changes in fair value of derivative instruments which are not designated as hedges, as described in Note 26.
Patent costs mainly include legal and attorney fees and payment for claims, patent pre-litigation consultancy and legal fees. They are reported net of settlements, if any, which primarily include reimbursements of prior patent litigation costs.
COVID-19 incremental costs were mainly composed of incremental expenses primarily related to sanitary measures undertaken to protect employees. Starting January 1, 2023, the Company no longer reports Covid-19 related expenses as a component of the line “Other income and expenses, net” in the consolidated statement of income.